The Dreyfus Premier

Third Century

Fund, Inc.

SEMIANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   The Dreyfus Premier Third Century Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Premier Third Century Fund, Inc., covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul A. Hilton and Maceo K. Sloan.

When the reporting period began, the U.S. economy was showing signs of continued strength, characterized by high levels of consumer spending and low levels of unemployment. These conditions raised concerns among investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board raised short-term interest rates three times during the reporting period in an effort to forestall inflationary pressures.

Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, many sectors of the stock market declined when the Federal Reserve Board raised interest rates. Technology stocks, which advanced on investor speculation in high-flying Internet companies, represented one of the few exceptions to this trend. Toward the end of the reporting period, however, stocks representing a number of different market sectors began to rally, as investors became optimistic that the adverse effects of recent and impending interest-rate increases had already been incorporated into the prices of most stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in The Dreyfus Premier Third Century Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton and Maceo K. Sloan, Portfolio Managers

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the six-month period ended November 30, 1999, The Dreyfus Premier Third Century Fund, Inc. Class Z shares produced a total return of 15.25%.(1) In contrast, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index" ), produced a total return of 7.36% for the same period.(2)

The public offering of the fund's Class A, B, C, R and T shares commenced on August 31, 1999. From August 31, 1999 to November 30, 1999 the fund achieved a total return of 9.67% for Class A shares, 9.52% for Class B shares, 9.60% for Class C shares, 9.82% for Class R shares, and 9.15% for Class T shares.

We are very pleased with the fund's returns and attribute our strong performance to our emphasis on technology stocks, a market sector that performed exceptionally well over the past six months, and an area in which we made good choices in our individual stock selection. Our holdings in the consumer cyclical
and    healthcare    groups    also    helped    drive    performance.

What is the fund's investment approach?

The  fund  seeks  to  provide  capital  growth  by  investing  in  high quality,
growth-oriented   companies   that  generally  exhibit  three  characteristics:
improving profitability measurements, a pattern of consistent earnings and reasonable prices. Current income is a secondary objective. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

At the beginning of the six-month reporting period, many overseas economies were well into recovery from last fall's economic crises. As many global economies continued to strengthen, investors became more comfortable holding riskier assets. At the end of the last reporting period, market sentiment moved away from domestic large-cap growth stocks to include a broader group of companies. However, by the end of the summer, the equity markets began to narrow again,
once    again    favoring    large-cap    growth    names.

While the equity markets have recorded strong gains during the last six months, those gains have been accompanied by heightened volatility in a rising interest-rate environment. In fact, only a few sectors of the equity markets performed well this past year -- most of the gains were limited to technology
stocks    and,    to    a    lesser    degree,    telecommunication    stocks.

What is the fund's current strategy?

We continue to maintain our strategy of seeking companies that produce consistent earnings but are reasonably priced. While we currently plan to maintain our emphasis on technology and healthcare stocks, we have also begun to increase our exposure to financial stocks because we believe their valuations have become attractive. In our view, many financial companies have become adept at maintaining their companies' growth rates in rising interest-rate environments. We are particularly interested in companies with a large percentage of their business in fee-based accounts, because we believe they are best positioned to improve their earnings regardless of the direction of interest rates.

Can you give us an update on recent activity in the field of socially responsible investing?

In our last report, we discussed a shareholder resolution facing Home Depot, the large home improvement retailer. The resolution was intended to stop the sale of building products made from old-growth wood. We voted in favor of this resolution. Subsequently, on August 26, 1999, Home Depot's President and CEO, Arthur M. Blank, pledged to stop selling wood products from environmentally sensitive areas and, by the end of the year 2002, to eliminate wood from
endangered    areas

from all of its stores. In addition, Blank said the company was working to ensure that the transition is completely transparent to customers and that it will not appreciably affect pricing or product availability. We are pleased with Home Depot' s actions, which have apparently started a trend among other home improvement retailers. For example, HomeBase, the Irvine, CA-based chain, and Wickes Lumber followed suit by announcing plans to stop selling wood from
endangered   old  growth  forests.  It  is  expected  that  several  other  home improvement  retailers  will  follow  the  lead  set  by  these three companies

In other industry news, on November 4, 1999, the Social Investment Forum, a nonprofit organization dedicated to promoting socially and environmentally responsible investing, released a report stating that today more than $2 trillion is invested in the United States in a socially responsible manner. This reflects an 82% rise from 1997 levels. However, what may be even more significant is the rise in socially responsible assets versus the growth of overall stock market investing. According to the report, socially responsible assets grew at roughly TWICE the rate of all assets in the market in the U.S., which climbed 42% during the same time period.(3)

We are very pleased with the findings of the report and believe it clearly illustrates that a growing number of Americans are investing their money in a
fashion   that   is   aligned  with  their  social  and  environmental  values.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. ON AUGUST 31, 1999, THE FUND ADOPTED A MULTICLASS STRUCTURE. EXISTING FUND SHARES WERE DESIGNATED AS CLASS Z SHARES AND CLASS Z SHARES WERE CLOSED TO NEW INVESTORS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3)  INFORMATION DERIVED FROM THE SOCIAL INVESTMENT FORUM'S 1999 TRENDS REPORT.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)

COMMON STOCKS--98.9%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.9%

Omnicom Group                                                                                   139,000               12,249,375

CONSUMER NON-DURABLES--7.6%

Clorox                                                                                          348,200               15,516,663

Coca-Cola                                                                                       355,200               23,909,400

Kimberly-Clark                                                                                  226,000               14,435,750

Procter & Gamble                                                                                414,900               44,809,200

                                                                                                                      98,671,013

CONSUMER SERVICES--2.5%

Gannett                                                                                         210,000               15,028,125

Time Warner                                                                                     291,600               17,988,075

                                                                                                                      33,016,200

ELECTRONIC TECHNOLOGY--21.6%

Cisco Systems                                                                                   617,100  (a)          55,037,606

Cree Research                                                                                   199,200  (a)          11,379,300

EMC                                                                                             262,000  (a)          21,893,375

Intel                                                                                           215,000               16,487,813

International Business Machines                                                                 193,700               19,963,206

Linear Technology                                                                               222,400               15,804,300

Lucent Technologies                                                                             426,000               31,124,625

Nokia, A.D.S.                                                                                   107,600               14,868,975

Sanmina                                                                                          68,000  (a)           6,536,500

Solectron                                                                                       210,000  (a)          17,298,750

Sun Microsystems                                                                                327,600  (a)          43,325,100

Tellabs                                                                                         373,700  (a)          24,243,788

                                                                                                                     277,963,338

ENERGY MINERALS--1.4%

BP Amoco, A.D.R.                                                                                294,600               17,952,187

FINANCE--16.7%

AFLAC                                                                                           330,000               15,798,750

American Express                                                                                155,900               23,589,619

American International Group                                                                    308,062               31,807,401

Capital One Financial                                                                           175,600                8,176,375

Citigroup                                                                                       397,050               21,391,069

Fannie Mae                                                                                      565,700               37,689,763

Marsh & McLennan Cos.                                                                           236,600               18,602,675

Merrill Lynch                                                                                   310,000               24,993,750


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Providian Financial                                                                             205,000               16,220,625

State Street                                                                                    227,100               16,677,656

                                                                                                                     214,947,683

HEALTH SERVICES--.6%

Cardinal Health                                                                                 151,000                7,899,187

HEALTH TECHNOLOGY--13.4%

Amgen                                                                                           414,400  (a)          18,881,100

Guidant                                                                                         332,000               16,600,000

Johnson & Johnson                                                                               192,000               19,920,000

Lilly (Eli) & Co.                                                                               221,700               15,906,975

Merck & Co.                                                                                     574,000               45,059,000

Pfizer                                                                                          663,500               24,010,406

Schering-Plough                                                                                 622,500               31,825,313

                                                                                                                     172,202,794

PROCESS INDUSTRIES--1.8%

Avery Dennison                                                                                  267,400               15,876,875

Ecolab                                                                                          198,000                6,855,750

                                                                                                                      22,732,625

PRODUCER MANUFACTURING--4.0%

Illinois Tool Works                                                                             139,400                9,026,150

Miller (Herman)                                                                                 275,000                6,290,625

Minnesota Mining & Manufacturing                                                                189,600               18,118,650

Pitney Bowes                                                                                    378,400               18,139,550

                                                                                                                      51,574,975

RETAIL TRADE--7.6%

CVS                                                                                             324,000               12,858,750

Dollar General                                                                                  148,700                3,643,150

Gap                                                                                             382,100               15,475,050

Home Depot                                                                                      307,500               24,311,719

Safeway                                                                                         310,600  (a)          11,453,375

TJX Cos.                                                                                        360,000                9,427,500

Wal-Mart Stores                                                                                 353,600               20,376,200

                                                                                                                      97,545,744

TECHNOLOGY SERVICES--12.5%

America Online                                                                                  212,400  (a)          15,438,825

BMC Software                                                                                    333,400  (a)          24,275,688

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Compuware                                                                                       400,000  (a)          13,525,000

First Data                                                                                      348,500               15,072,625

Microsoft                                                                                       614,600  (a)          55,957,409

Oracle                                                                                          536,000  (a)          36,347,500

                                                                                                                     160,617,047

UTILITIES--8.3%

AES                                                                                             203,300  (a)          11,778,694

ALLTEL                                                                                          153,000               13,234,500

AT&T--Liberty Media Group, Cl. A                                                                390,000  (a)          16,306,875

MCI WorldCom                                                                                    345,897  (a)          28,601,358

SBC Communications                                                                              252,540               13,116,296

Vodafone AirTouch, A.D.R.                                                                       507,750               23,959,453

                                                                                                                     106,997,176

TOTAL COMMON STOCKS

   (cost $831,916,715)                                                                                             1,274,369,344
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS-1.7%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   4.79%, 12/20/1999                                                                            100,000                  100,000

U.S.TREASURY BILLS--1.7%

   4.49%, 12/9/1999                                                                             457,000                  456,552

   4.48%, 12/23/1999                                                                            149,000                  148,627

   5.15%, 1/20/2000                                                                          14,506,000               14,401,557

   5.05%, 2/10/2000                                                                           6,586,000                6,520,272

                                                                                                                      21,527,008

TOTAL SHORT-TERM INVESTMENTS

   (cost $21,627,693)                                                                                                 21,627,008
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $853,544,408)                                                            100.6%            1,295,996,352

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)              (8,113,611)

NET ASSETS                                                                                       100.0%            1,287,882,741

A  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          853,544,408  1,295,996,352

Receivable for investment securities sold                            29,758,929

Dividends and interest receivable                                       767,325

Receivable for shares of Common Stock subscribed                        432,969

Prepaid expenses                                                        125,164

                                                                  1,327,080,739
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           973,154

Due to Distributor                                                        2,240

Cash overdraft due to Custodian                                         106,310

Payable for investment securities purchased                          23,467,843

Payable for shares of Common Stock redeemed                          14,509,040

Accrued expenses                                                        139,411

                                                                     39,197,998
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,287,882,741
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     716,513,554

Accumulated investment (loss)                                         (927,884)

Accumulated net realized gain (loss) on investments                 129,845,127

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           442,451,944
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,287,882,741

NET ASSET VALUE PER SHARE

                                      Class A       Class B     Class C        Class R      Class T         Class Z
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                      1,521,155     2,111,250    1,114,232        39,815        1,042    1,283,095,247

Shares Outstanding                    104,003       144,484       76,224         2,718       71.582       87,538,433
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                        14.63         14.61        14.62         14.65        14.56           14.66

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       4,203,375

Interest                                                               373,245

TOTAL INCOME                                                         4,576,620

EXPENSES:

Investment advisory fee--Note 3(a)                                   4,518,959

Shareholder servicing costs--Note 3(c)                                 844,929

Prospectus and shareholders' reports                                    92,577

Custodian fees-Note 3(c)                                                42,489

Registration fees                                                       31,268

Professional fees                                                       19,721

Directors' fees and expenses--Note 3(d)                                 18,014

Interest expense--Note 2                                                 9,612

Loan commitment fees--Note 2                                             7,366

Distribution fees--Note 3(b)                                             2,380

Miscellaneous                                                            2,195

TOTAL EXPENSES                                                       5,589,510

INVESTMENT (LOSS)                                                   (1,012,890)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             27,922,084

Net unrealized appreciation (depreciation) on investments          144,061,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             171,983,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               170,970,530

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 1999           Year Ended

                                             (Unaudited)a         May 31, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (1,012,890)          (1,067,941)

Net realized gain (loss) on investments        27,922,084          114,693,454

Net unrealized appreciation (depreciation)
   on investments                             144,061,336           66,921,091

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                            170,970,530          180,546,604
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS:                      --        (105,500,411)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,458,134                  --

Class B shares                                  2,030,215                  --

Class C shares                                  1,041,773                  --

Class R shares                                     41,711                  --

Class T shares                                        955                  --

Class Z shares                                268,606,045          731,491,242

Dividends reinvested:

Class Z shares                                         --          100,555,806

Cost of shares redeemed:

Class A shares                                    (3,508)                   --

Class B shares                                    (1,329)                   --

Class C shares                                      (468)                   --

Class R shares                                    (6,362)                   --

Class Z shares                              (286,444,908)         (688,590,998)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (13,277,742)           143,456,050

TOTAL INCREASE (DECREASE) IN NET ASSETS       157,692,788           218,502,243
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,130,189,953          911,687,710

END OF PERIOD                               1,287,882,741        1,130,189,953

Undistributed investment income (loss)--net     (927,884)               85,006

A THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (CONTINUED)

                                         Six Months Ended

                                        November 30, 1999           Year Ended

                                             (Unaudited)a         May 31, 1999
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       104,203                   --

Shares redeemed                                     (200)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     104,003                   --
-------------------------------------------------------------------------------

CLASS B

Shares sold                                       144,563                   --

Shares redeemed                                      (79)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     144,484                   --
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        76,255                   --

Shares redeemed                                      (31)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      76,224                   --
-------------------------------------------------------------------------------

CLASS R

Shares sold                                         3,153                   --

Shares redeemed                                     (435)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,718                   --
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            72                   --
-------------------------------------------------------------------------------

CLASS Z

Shares sold                                    19,653,415          59,336,041

Shares issued for dividends reinvested                 --           8,565,231

Shares redeemed                              (20,969,962)         (56,431,517)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (1,316,547)          11,469,755

A THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                         Period Ended November 30, 1999 (Unaudited)(a)
                                                              -------------------------------------------------------------------

                                                              Class A      Class B      Class C        Class R       Class T
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.34        13.34        13.34          13.34         13.34

Investment Operations:

Investment income (loss)--net (b)                               (.02)         (.04)        (.04)          (.01)         (.09)

Net realized and unrealized gain (loss)

   on investments                                               1.31          1.31         1.32           1.32          1.31

Total from Investment Operations                                1.29          1.27         1.28           1.31          1.22

Net asset value, end of period                                 14.63         14.61        14.62          14.65         14.56
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                            9.67(d)       9.52(d)      9.60(d)        9.82          9.15(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (c)                      .36           .55          .53            .29           .89

Ratio of net investment income (loss)

   to average net assets (c)                                    (.15)         (.34)        (.32)          (.09)         (.70)

Portfolio Turnover Rate (c)                                    31.91         31.91        31.91          31.91         31.91
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          1,521         2,111        1,114             40             1

(a)  From August 31, 1999 (commencement of initial offering) to November 30,
     1999.

(b)  Based on average shares outstanding at each month end.

(c)  Not annualized.

(d)  Exclusive of sales charge.

See notes to financial statements.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended

                                       November 30, 1999a                                  Year Ended May 31,
                                                                      -------------------------------------------------------------

Class Z                                        (Unaudited)             1999        1998         1997         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         12.72            11.78       10.01         9.25         7.45          7.80

Investment Operations:

Investment income (loss)-net                          (.01)(b)         (.01)        .01          .02          .03           .07

Net realized and unrealized
   gain (loss) on investments                         1.95             2.29        2.68         2.16         2.39           .65

Total from Investment Operations                      1.94             2.28        2.69         2.18         2.42           .72

Distributions:

Dividends from investment
   income-net                                           --               --        (.02)        (.02)        (.05)         (.07)

Dividends from net realized

   gain on investments                                  --            (1.34)       (.90)       (1.40)        (.57)        (1.00)

Total Distributions                                     --            (1.34)       (.92)       (1.42)         (.62)       (1.07)

Net asset value, end of period                       14.66            12.72       11.78        10.01          9.25         7.45
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     15.25(c)         20.30       27.76        25.70         33.63        11.81
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                         .46(c)            .96         .97         1.03          1.11         1.12

Ratio of net investment

   income (loss) to average
   net assets                                        (.08)(c)          (.11)        .07          .22           .36          .93

Portfolio Turnover Rate                             31.91(c)          75.88       70.41        66.52         92.08       133.54
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                    1,283,095       1,130,190     911,688      677,084       473,452      368,833

A  THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

B  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. (" NCM" ) serves as the fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

On April 15, 1999, shareholders approved a reorganization, effective August 31, 1999, in which the fund' s name changed to The Dreyfus Premier Third Century Fund, Inc. Shares of the fund have been redesignated as Class Z shares and the
fund   added  Class  A,  Class  B,  Class  C,  Class  R  and  Class  T  shares.

The  fund  is  authorized to issue 650 million of $.001 par value Capital Stock.
The fund currently offers six classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized) , Class R (100 million shares authorized), Class T (100 million shares authorized) and Class Z (150 million shares authorized). Class A, Class B, Class C, Class T and Class Z shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits during the period ended November 30, 1999.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended November 30, 1999, was approximately $350,300 with a related weighted average annualized interest rate of 5.49%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to the investment advisory agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Pursuant to an undertaking if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the average value of Class Z net assets, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear, such excess expense. There was no expense reimbursement during the period ended November 30, 1999.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the fund's average daily net assets, computed at the following rates:

 Average Net Assets

   0 to $400 million  . . . . . . . . . . . . . . . . . . ..10 of 1%

   $400 million to $500 million . . . . . . . . . . . . . ..15 of 1%

   $500 million to $750 million . . . . . . . . . . . . . ..20 of 1%

   In excess of $750 million  . . . . . . . . . . . . . . ..25 of 1%

                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $851 during the period ended November 30, 1999 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the following annual rates: .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended November 30, 1999, Class B, Class C and Class T shares were charged $1,459, $920 and $1, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1999, Class A, Class B, Class C and Class T shares were charged $334, $486, $307 and $1, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburses Dreyfus Service Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, Class Z shares was charged $484,634, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $135,976 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 1999, the fund was charged $42,489 pursuant to the custody agreement.

(d)  Each  director  who  is  not  an  "affiliated person" as defined in the Act receives  from  the  fund  an  annual  fee of $10,000. The Chairman of the Board
receives    an    additional    25%    of    such    compensation.

(e) During the period ended November 30, 1999, the fund incurred total brokerage commissions of $628,749, of which $12,580 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $404,732,764 and $376,760,273, respectively.

At November 30, 1999, accumulated net unrealized appreciation on investments was $442,451,944, consisting of $457,562,345 gross unrealized appreciation and $15,110,401 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        The Dreyfus Premier Third Century Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Investment Advisor

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        NCM Capital Management Group, Inc.

                        103 West Main Street

                        Durham, North Carolina 27705

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

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(c) 2000 Dreyfus Service Corporation                                  035SA9911